Exhibit 23.1
Consent of Ernst & Young LLP, Independent Auditors
We consent to the incorporation by reference in the Registration Statements of Emulex Corporation listed below of our report dated March 31, 2006, except for Note 11, as to which the date is October 2, 2006, with respect to the financial statements of Sierra Logic, Inc. included in this Amendment No. 1 to the Current Report on Form 8-K/A dated October 2, 2006.
Registration Statement (Form S-8 No. 33-40959) pertaining to the Emulex Corporation Employee Stock Option Plan;
Registration Statement (Form S-8 No. 333-56440) pertaining to the Giganet, Inc. 1995 Stock Option Plan;
Registration Statement (Form S-8 No. 333-01533) pertaining to the Emulex Corporation Employee Stock Option Plan;
Registration Statement (Form S-8 No. 333-52842) pertaining to the Emulex Corporation Employee Stock Option Plan, Emulex Corporation 1997 Stock Option Plan for Non-Employee Directors, and Emulex Corporation Employee Stock Purchase Plan;
Registration Statement (Form S-8 No. 333-101657) pertaining to the Emulex Corporation Employee Stock Option Plan and Emulex Corporation 1997 Stock Option Plan for Non-Employee Directors;
Registration Statement (Form S-8 No. 333-110643) pertaining to the Vixel Corporation amended and restated 1995 Stock Option Plan, Vixel Corporation 1999 Equity Incentive Plan, and Vixel Corporation 2000 Non-Officer Equity Incentive Plan;
Registration Statement (Form S-8 No. 333-120837) pertaining to the Emulex Corporation 2004 Employee Stock Incentive Plan;
Registration Statement (Form S-8 No. 333-133885) pertaining to the Aarohi Communications, Inc. 2001 Stock Option Plan;
Registration Statement (Form S-8 No. 333-133309) pertaining to the Emulex Corporation 2005 Equity Incentive Plan;
Registration Statement (Form S-8 No. 333-100514) pertaining to the Emulex Corporation Employee Stock Purchase Plan; and
Registration Statement (Form S-8 No. 333-137825) pertaining to the Sierra Logic, Inc. 2001 Stock Option Plan.
/s/ Ernst & Young LLP
Sacramento, California
December 7, 2006